UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2022 (December 16, 2022)

Kirkland's, Inc.

(Exact name of Registrant as Specified in Its Charter)

Tennessee	000-49885	62-1287151
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5310 Maryland Way
Brentwood, Tennessee		37027
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615 872-4800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KIRK	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 16, 2022, Kirkland's Inc. ("the Company"), entered into the LIBOR Transition Amendment, which amends the Second Amended and Restated Credit Agreement (the "2019 Credit Agreement", dated as of December 6, 2019, by and among the Company which, together with one of its subsidiaries, serves as a guarantor thereunder, the remaining of the Company's subsidiaries as borrowers (the "Borrowers"), Bank of America, N.A., as administrative agent and collateral agent, and lender.

The LIBOR Transition Amendment modified the 2019 Credit Agreement to reflect that the loans and other extensions of credit provided thereunder that incur interest, fees, commissions or other amounts based on the London Interbank Offered Rate as administered by the ICE Benchmark Administration ("LIBOR"), will no longer incur interest based on LIBOR but instead will incur interest based on the forward-looking Secured Overnight Financing Rate ("SOFR") term rate administered by CME Group Benchmark Administration Limited (based upon an interest period of, at the borrower's election, one, three or six months). Except as set forth in the LIBOR Transition Amendment, the other terms and conditions of the 2019 Credit Agreement remain in full force and effect. All other material terms included in the 2019 Credit Agreement, as amended, remain unchanged as a result of the execution of the LIBOR Transition Agreement.

The foregoing description of the LIBOR Transition Amendment does not purport to be complete and is qualified in its entirety by reference to the LIBOR Transition Amendment which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

LIBOR Transition Amendment dated as of December 16, 2022, by and among Kirkland's Inc., the borrowers and guarantors named therein, Bank of America, N.A., as administrative agent, and the lenders named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kirkland's, Inc.

Date:	December 19, 2022	By:	/s/ Carter R. Todd
Name: Carter R. Todd Title: Vice President and General Counsel